UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               FORM 8-K EQUIVALENT


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 13, 2003

                              BIRDS EYE FOODS, INC.
               (Exact Name of Registrant as Specified in Charter)


              Delaware                                                                  16-0845824
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)      (IRS Employer Identification Number)


          90 Linden Oaks, PO Box 20670, Rochester, New York 14602-0670
         -------------------------------------------------- -----------
               (Address of Principal Executive Offices)     (Zip Code)


        Registrant's Telephone Number Including Area Code: (585) 383-1850
                                                           --------------



                              AGRILINK FOODS, INC.
                              --------------------
                                  (Former Name)






* This Form 8-K Equivalent is only being filed pursuant to a requirement contained in the indenture governing Birds Eye Foods, Inc.'s 11-7/8 Percent
                       Senior Subordinated Notes Due 2008.







                                   Page 1 of 4
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Item 7.  Financial Statements, Pro-Forma Financial Information and Exhibits

(a) Financial Statements of Business Acquired.

               None

(b) Pro-Forma Financial Information.

               None

(c) Exhibits

      99.1     Press release issued May 13, 2003.

Item 9. Regulation FD Disclosure (Information being provided under Item 9 and, in accordance with SEC Release Nos. 33-8216 and 34-47583, pursuant to Item 12).

On May 13, 2003, Birds Eye Foods, Inc. issued a press release announcing its financial results for its third fiscal quarter ended March 29, 2003 and a conference call will be held on May 15, 2003, at 1:00 p.m. EDT to discuss Birds Eye's third quarter results. A copy of the press release is attached as Exhibit
99.1 to this report.



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                                                     SIGNATURES

          The Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      BIRDS EYE FOODS, INC.



Date:    May 13, 2003         By:   /s/Earl L. Powers
         ------------               --------------------------------
                                    Earl L. Powers,
                                    Executive Vice President and
                                    Chief Financial Officer
                                    (Principal Financial Officer and
                                    Principal Accounting Officer)



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                                INDEX TO EXHIBITS


Exhibit No.                        Description
-----------            ----------------------------------

  99.1                 Press release issued May 13, 2003.